                               AMENDED SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST


Fund                                                                      Effective Date
----                                                                      --------------
Schwab International Index Fund - Investor Shares                         July 21, 1993

Schwab International Index Fund - Select Shares                           May 19, 1997

Schwab Small-Cap Index Fund - Investor Shares                             October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                               May 19, 1997

Schwab MarketTrack Growth Portfolio (formerly known as                    September 25, 1995
Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio                                     September 25, 1995
(formerly known as Schwab Asset
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as              September 25, 1995
Schwab Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                                     February 28, 1996

Schwab S&P 500 Fund - e.Shares                                            February 28, 1996

Schwab S&P 500 Fund - Select Shares                                       May 19, 1997

Schwab Analytics Fund                                                     May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab    September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab           October 13, 1996
OneSource Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known as Schwab         October 13, 1996
OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab        August 3, 1997
OneSource Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio (formerly known as Schwab Asset   April 16, 1998
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                         February 1, 1999

Institutional Select Large-Cap Value Index Fund                           February 1, 1999

Institutional Select Small-Cap Value Index Fund                           February 1, 1999



                                     SCHWAB CAPITAL TRUST

                                     By:          /s/ William J. Klipp
                                                  -----------------------------
                                     Name:        William J. Klipp
                                     Title:       Executive Vice President
                                                  and Chief Operating Officer

                                     CHARLES SCHWAB & CO., INC.

                                     By:          /s/ Ron Carter
                                                  -----------------------------
                                     Name:        Ron Carter
                                     Title:       Senior Vice President

                               AMENDED SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST


THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                               Fee
----                               ---

Schwab International Index Fund -  Twenty one-hundredths of one percent (.20%)
Investor Shares                    of the class' average daily net assets




Schwab International Index Fund -  Five one-hundredths of one percent (0.05%)
Select Shares                      of the class' average daily net assets




Schwab Small-Cap Index Fund -      Twenty one-hundredths of one percent (.20%)
Investor Shares                    of the class' average daily net assets

Schwab Small-Cap Index Fund -      Five one-hundredths of one percent (0.05%)
Select Shares                      of the class' average daily net assets

Schwab MarketTrack Growth          Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as       of the Fund's average daily net assets
Schwab Asset Director-High
Growth Fund)

Schwab MarketTrack Balanced        Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as       of the Fund's average daily assets
Schwab Asset Director-Balanced
Growth Fund)

Schwab MarketTrack Conservative    Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as       of the Fund's average daily net assets
Schwab Asset Director-Conservative
Growth Fund)

Schwab S&P 500 Fund -              Twenty one-hundredths of one percent (.20%)
Investor Shares                    of the class' average daily net assets

Schwab S&P 500 Fund - e.Shares     Five one-hundredths of one percent (0.05%)
                                   of the class' average daily net assets

Schwab S&P 500 Fund -              Five one-hundredths of one percent (0.05%)
Select Shares                      of the class' average daily net assets

Schwab Analytics Fund               Twenty one-hundredths of one percent (.20%)
                                    of the Fund's average daily net assets.

Schwab MarketManager                Twenty one-hundredths of one percent (.20%)
International Portfolio (formerly   of the Fund's average daily net assets.
known as Schwab OneSource
Portfolios-International)

Schwab MarketManager Growth         Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as        of the Fund's average daily net assets.
Schwab OneSource Portfolios-
Growth Allocation)

Schwab MarketManager Balanced       Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as        of the Fund's average daily net assets.
Balanced Allocation)

Schwab MarketManager Small Cap      Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as        of the Fund's average daily assets.
Schwab OneSource Portfolios-
Small Company)

Schwab Market Track All Equity      Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as        of the Fund's average daily net assets
Schwab Asset Director-
Aggressive Growth Fund)

Institutional Select S&P 500 Fund   Five one-hundredths of one percent (0.05%)
                                    of the Fund's average daily net assets

Institutional Select Large-Cap      Five one-hundredths of one percent (0.05%)
Value Index Fund                    of the Fund's average daily net assets

Institutional Select Small-Cap      Five one-hundredths of one percent (0.05%)
Index Fund                          of the Fund's average daily net assets


                                      SCHWAB CAPITAL TRUST

                                      By:          /s/ William J. Klipp
                                                   ----------------------------
                                      Name:        William J. Klipp
                                      Title:       Executive Vice President
                                                   and Chief Operating Officer

                                      CHARLES SCHWAB & CO., INC.

                                      By:          /s/ Ron Carter
                                                   ----------------------------
                                      Name:        Ron Carter
                                      Title:       Senior Vice President